Exhibit 10.18

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

FIRST AMENDMENT TO COLLABORATION AGREEMENT

THIS FIRST AMENDMENT TO THE COLLABORATION AGREEMENT (this “Amendment”) is made to be effective as of January 19, 2011 (the “Effective Date”), by and between MacroGenics, Inc., a Delaware corporation (the “Company”) and Green Cross Corporation, a corporation organized under the laws of Korea (“Green Cross”). Capitalized terms used in this Amendment and not defined herein shall have the meanings given to such terms in the Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company and Green Cross are parties to that certain Collaboration Agreement, effective as of June 30, 2010 (the “Agreement”);

WHEREAS, the Company wishes to issue and sell to Green Cross, and Green Cross wishes to purchase from the Company, an aggregate of up to $2,000,000 of the Company’s preferred stock, upon the terms and subject to the conditions of that certain Stock Purchase Agreement by and among the Company, Green Cross and the other parties thereto, dated as of January 14, 2011 (such purchase, the “Green Cross Equity Purchase”); and

WHEREAS, in connection with the Green Cross Equity Purchase, the Parties wish to amend Section 8.2(a) of the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the respective agreements contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 8.2(0) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) If during the *** of the Term there is an Initial Public Offering which raises a minimum of *** and if the underwriter(s) in such Initial Public Offering permit it, Green Cross may, at its sole discretion, elect to purchase a number of shares of the same class of capital stock, simultaneously with the closing(s) of, and at the same purchase price as the shares sold in, the Initial Public Offering that is equal to the number of shares that could be purchased for ***

2. Savings Clause. Except as expressly modified by this Amendment, in all other respects the Agreement shall be unaffected hereby and shall remain in full force and effect.

3. Entire Agreement. This Amendment together with the Agreement (including the documents and instruments referred to herein and therein) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

4. Counterparts. This Amendment may be executed in counterparts, which taken together shall constitute one and the same document. Signatures to this Amendment may be delivered by facsimile or other electronic method transmission, which shall be binding for all purposes upon so delivering and each of the other parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to be effective for all purposes as of the Effective Date.

MACROGENICS, INC.

By:	/s/ Scott Koenig
	Name:	Scott Koenig, M.D., PhD
	Title:	President and Chief Executive Officer

GREEN CROSS CORPORATION

By:
Name:
Title:

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment to be effective for all purposes as of the Effective Date.

MACROGENICS, INC.

By:	/s/ Scott Koenig
	Name:	Scott Koenig, M.D., PhD
	Title:	President and Chief Executive Officer

GREEN CROSS CORPORATION

By:	/s/ BG Rhee
	Name:	BG Rhee
	Title:	President

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